EXHIBIT 10.1

EXECUTION VERSION

TENTH AMENDMENT
Dated as of March 24, 2016
to the
TRANSFER AND ADMINISTRATION AGREEMENT
Dated as of August 31, 2012

This TENTH AMENDMENT (this “Amendment”) dated as of March 24, 2016 is entered into among ASHLAND INC., a Kentucky corporation (“Ashland” or “Master Servicer”), CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”), the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party hereto, and THE BANK OF NOVA SCOTIA (“Agent” or “Scotiabank”), as agent for the Investors.
RECITALS
WHEREAS, the parties hereto have entered into that certain Transfer and Administration Agreement, dated as of August 31, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”); and
WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	Definitions.

All capitalized terms not otherwise defined herein are used as defined in the Transaction Documents.

SECTION 2.	Amendment to the Agreement. Section 8.1(j) of the Agreement is hereby amended by replacing “13.00%” where it appears therein with “14.25%”.

SECTION 3.Representations and Warranties. Each of Ashland, Ashland Specialty Ingredients, and the SPV, as to itself, hereby represents and warrants to each of the other parties hereto as follows:

(i)	after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Potential Termination Event shall exist;

(ii)
the representations and warranties of such Person set forth in the Transaction Documents to which it is a party (as amended hereby) are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date and except as may be necessary to reflect the existence of the Specified Termination Event and Resulting Events (as such terms are defined in the Waiver)); and

(iii)
this Amendment constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 4.Effectiveness. This Amendment shall become effective as of the date first above written upon receipt by the Agent of:

(i)	counterparts of this Amendment duly executed by each of the parties hereto; and

(ii)	counterparts of that certain waiver, dated as of the date hereof (the “Waiver”).

SECTION 5.Reference to the Effect on the Transaction Documents.

(a)On and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement, and each reference in each of the other Transaction Documents to “the Transfer and Administration Agreement” or “the TAA,” “thereunder”, “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.

(b)The Agreement and each of the related documents, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all aspects ratified and confirmed. The covenants and other obligations of the SPV, Master Servicer, and each Originator (each in any capacity) shall continue under the Transaction Documents.

(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, any of the Investors or any Indemnified Party under the Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Agreement or any other Transaction Document.

SECTION 6.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 7.Governing Law. THIS ADMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401-1 AND 5-1401-2 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

SECTION 8.Transaction Document. This Amendment shall be deemed to be a Transaction Document for all purposes of the Agreement and each other Transaction Document.

SECTION 9.Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.

Tenth Amendment
to the TAA
(Ashland - CVG Capital III LLC)
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SECTION 10.Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signature pages follow.]

Tenth Amendment
to the TAA
(Ashland - CVG Capital III LLC)
3

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
ASHLAND INC.

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Assistant Treasurer

ASHLAND SPECIALTY INGREDIENTS G.P.

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Vice President & Treasurer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Tenth Amendment
to the TAA
(Ashland - CVG Capital III LLC)

CVG CAPITAL III LLC

By:	/s/ Asad P. Lodhi
Name:	Asad P. Lodhi
Title:	President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Tenth Amendment
to the TAA
(Ashland - CVG Capital III LLC)

LIBERTY STREET FUNDING LLC, as a Conduit Investor and an Uncommitted Investor

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Tenth Amendment
to the TAA
(Ashland - CVG Capital III LLC)

GOTHAM FUNDING CORPORATION, as a Conduit Investor and an Uncommitted Investor

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Tenth Amendment
to the TAA
(Ashland - CVG Capital III LLC)

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor and an Uncommitted
Investor

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Tenth Amendment
to the TAA
(Ashland - CVG Capital III LLC)

THE BANK OF NOVA SCOTIA, as Agent, a
Letter of Credit Issuer, a Committed Investor, a Managing Agent and an Administrator

By:	/s/ Michael Grad
Name:	Michael Grad
Title:	Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Tenth Amendment
to the TAA
(Ashland - CVG Capital III LLC)

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a Managing Agent and Administrator
for the BTMU Investor Group

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as Committed Investor for the
BTMU Investor Group

By:	/s/ Christopher Pohl
Name:	Christopher Pohl
Title:	Managing Director

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Tenth Amendment
to the TAA
(Ashland - CVG Capital III LLC)

PNC BANK, NATIONAL ASSOCIATION, as a Letter of Credit Issuer, a Managing Agent, and a Committed Investor

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Tenth Amendment
to the TAA
(Ashland - CVG Capital III LLC)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed             Investor, a Managing Agent and an         Administrator

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

Tenth Amendment
to the TAA
(Ashland - CVG Capital III LLC)